UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 10, 2011
Spirit AeroSystems Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices)(zip code)
(316) 526-9000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On February 10, 2011, Spirit AeroSystems Holdings, Inc. issued a press release announcing its financial results for the twelve months ended December 31, 2010 under the heading “Spirit AeroSystems Holdings, Inc. Reports Fourth Quarter and Full-Year 2010 Financial Results; Reports Revenues of $4.172 Billion and Fully Diluted EPS of $1.55 Per Share; Provides 2011 Financial Guidance.” The press release is furnished as Exhibit 99.
     The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
     Furnished
     Exhibit 99 — Press Release dated February 10, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.
Date: February 10, 2011	/s/ Philip D. Anderson
Philip D. Anderson
Senior Vice President and Chief Financial Officer